UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   February 14, 2002

HYPERCOM CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13521	86-0828608

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2851 West Kathleen Road, Phoenix, Arizona	85053

(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code    (602) 504-5000

Not Applicable.

(Former Name or Former Address, if changed since last report.)

Item 5. Other Events.

         On February 14, 2002, the Company issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2001. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

Exhibit Number	Description

99.1	Press Release dated February 14, 2002, announcing financial results for fourth quarter and year ended December 31, 2001.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERCOM CORPORATION

Date: February 14, 2002	/s/ Jonathon E. Killmer Jonathon E. Killmer Executive Vice President, Chief Financial Officer, Chief Operating Officer and Chief Administrative Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated February 14, 2002, announcing financial results for fourth quarter and year ended December 31, 2001.